UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported) December 11, 2003
                                           -----------------


                              Vicom, Incorporated
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             (Exact name of registrant as specified in its chapter)



         Minnesota                       13529                  41-1255001
         ---------                       -----                  ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
   of incorporation)                                        Identification No.)



       9449 Science Center Drive
           New Hope, Minnesota                                 55428
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code  763-504-3000
                                                    ------------


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          (Former name or former address, if changed since last report)





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Item 5

Other Events and Regulation FD Disclosure.

On December 11, 2003, an institutional investor, as detailed in the attached note agreement, completed a 1.5 million dollar investment in Vicom , the details of which are contained in the attached exhibits.



                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 16, 2003                Vicom, Incorporated


                                        By James L. Mandel
                                           ------------------------------
                                           James L. Mandel
                                           Chief Executive Officer


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                                  Exhibit Index
                                  -------------


16.1     Secured Convertible Term Note
16.2     Warrant
16.3     Registration Rights Agreement